UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/18/2009

EvergreenBancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-32915

Washington	91-2097262
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1111 Third Avenue, Suite 2100, Seattle, Washington 98101
(Address of principal executive offices, including zip code)

206-628-4250
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Michelle P. Worden, Executive Vice President of EvergreenBancorp, Inc.'s wholly owned subsidiary, EvergreenBank, advised that she will be retiring after over eighteen years with the organization. Ms. Worden has agreed to remain to facilitate with an orderly transition of her duties. The date for her departure has not been determined.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EvergreenBancorp, Inc.

Date: June 23, 2009	By:	/s/ Gordon D. Browning
Gordon D. Browning
Executive Vice President and Chief Financial Officer